UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Progress Software Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83864-P42562 PROGRESS SOFTWARE CORPORATION 15 WAYSIDE ROAD, SUITE 400 BURLINGTON, MA 01803 PROGRESS SOFTWARE CORPORATION 2026 Annual Meeting Vote by May 6, 2026 11:59 PM Eastern Time You invested in PROGRESS SOFTWARE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2026. Vote Virtually at the Meeting* May 7, 2026 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/PRGS2026 Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83865-P42562 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Paul T. Dacier 02) John R. Egan 03) Rainer Gawlick 04) Yogesh K. Gupta 05) Charles F. Kane 06) Samskriti Y. King 07) David A. Krall 08) Angela T. Tucci 09) Vivian M. Vitale 2. To approve, on an advisory basis, the compensation of Progress Software Corporation’s named executive officers. For 3. To approve an increase in the number of shares authorized for issuance under the Progress Software Corporation 2008 Stock Option and Incentive Plan, as Amended and Restated. For 4. To approve an increase in the number of shares authorized for issuance under the Progress Software Corporation 1991 Employee Stock Purchase Plan, as Amended and Restated. For 5. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026. For NOTE: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.